Basis of Presentation and Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Principles of consolidation

Principles of consolidation. For entities not determined to be a variable interest entity (“VIE”), the Company consolidates such entities in which the Company owns 100% of the equity. For entities in which the Company owns less than 100% of the equity interest, the Company consolidates the entity if it has the direct or indirect ability to control the entities’ activities based upon the terms of the respective entities’ ownership agreements. For these entities, the Company records a noncontrolling interest in the consolidated balance sheets. The Company’s investments in unconsolidated affiliates which are 50% or less owned are accounted for under the equity method when the Company can exercise significant influence over or has joint control of the unconsolidated affiliate. All intercompany balances and transactions are eliminated in consolidation.

The Company evaluates entities for which control is achieved through means other than voting rights to determine if it is the primary beneficiary of a VIE. A VIE is an entity in which either (i) the equity investors as a group, if any, lack the power through voting or similar rights to direct the activities of such entity that most significantly impact such entity’s economic performance or (ii) the equity investment at risk is insufficient to finance that entity’s activities without additional subordinated financial support. The Company identifies the primary beneficiary of a VIE as the enterprise that has both of the following characteristics: (i) the power to direct the activities of the VIE that most significantly impact the entity’s economic performance; and (ii) the obligation to absorb losses or receive benefits of the VIE that could potentially be significant to the entity. The Company consolidates its investment in a VIE when it determines that it is its primary beneficiary. For these VIEs, the Company records a noncontrolling interest in the consolidated balance sheets. The Company may change its original assessment of a VIE upon subsequent events such as the modification of contractual arrangements that affect the characteristics or adequacy of the entity’s equity investments at risk and the disposition of all or a portion of an interest held by the primary beneficiary. The Company performs this analysis on an ongoing basis.

Management has determined that MGP is a VIE because the Class A equity investors as a group lack the power through voting or similar rights to direct the activities of such entity that most significantly impact such entity’s economic performance. The Company has determined that it is the primary beneficiary of MGP and consolidates MGP because (i) its ownership of MGP’s single Class B share entitles it to a majority of the total voting power of MGP’s shares, and (ii) the exchangeable nature of the Operating Partnership units owned provide the Company the right to receive benefits from MGP that could potentially be significant to MGP. The Company has recorded MGP’s ownership interest in the Operating Partnership of 26.6% as of December 31, 2017 as noncontrolling interest in the Company’s consolidated financial statements. As of December 31, 2017, on a consolidated basis MGP had total assets of $10.4 billion, primarily related to its real estate investments, and total liabilities of $4.3 billion, primarily related to its indebtedness.

Reclassifications	Reclassifications. Certain reclassifications have been made to conform the prior period presentation.
Management's use of estimates

Management’s use of estimates. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair value measurements

Fair value measurements. Fair value measurements affect the Company’s accounting and impairment assessments of its long-lived assets, investments in unconsolidated affiliates, cost method investments, assets acquired and liabilities assumed in an acquisition, and goodwill and other intangible assets. Fair value measurements also affect the Company’s accounting for certain of its financial assets and liabilities. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and is measured according to a hierarchy that includes: Level 1 inputs, such as quoted prices in an active market; Level 2 inputs, which are observable inputs for similar assets; or Level 3 inputs, which are unobservable inputs. The Company used the following inputs in its fair value measurements:

•	Level 1 and Level 2 inputs for its long-term debt fair value disclosures. See Note 10;
•	Level 2 and Level 3 inputs when assessing the fair value of assets acquired and liabilities assumed during the Borgata transaction. See Note 4;
•	Level 2 and Level 3 inputs when measuring the impairment of goodwill related to the MGM China reporting unit. See Note 8; and
•	Level 3 inputs when assessing the fair value of its investment in Grand Victoria. See Note 7

Cash and cash equivalents

Cash and cash equivalents. Cash and cash equivalents include investments and interest bearing instruments with maturities of 90 days or less at the date of acquisition. Such investments are carried at cost, which approximates market value. Book overdraft balances resulting from the Company’s cash management program are recorded as accounts payable or construction payable as applicable.

Accounts receivable and credit risk

Accounts receivable and credit risk. Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of casino accounts receivable. The Company issues credit to approved casino customers and gaming promoters following background checks and investigations of creditworthiness. At December 31, 2017, 35% of the Company’s casino receivables at its domestic resorts were due from customers residing in foreign countries and 8% of the Company’s casino receivables related to MGM China. Business or economic conditions or other significant events in these countries could affect the collectability of such receivables.

Accounts receivable are typically non-interest bearing and are initially recorded at cost. Accounts are written off when management deems the account to be uncollectible. Recoveries of accounts previously written off are recorded when received. An estimated allowance for doubtful accounts is maintained to reduce the Company’s receivables to their net carrying amount, which approximates fair value. The allowance is estimated based on both a specific review of customer accounts as well as historical collection experience and current economic and business conditions. Management believes that as of December 31, 2017, no significant concentrations of credit risk existed for which an allowance had not already been recorded.

Inventories

Inventories. Inventories consist primarily of food and beverage, retail merchandise and operating supplies, and are stated at the lower of cost or net realizable value. Cost is determined primarily using the average cost method for food and beverage and operating supplies. Cost for retail merchandise is determined using the cost method.

Property and equipment

Property and equipment. Property and equipment are stated at cost. A significant amount of the Company’s property and equipment was acquired through business combinations and therefore recognized at fair value at the acquisition date. Gains or losses on dispositions of property and equipment are included in the determination of income or loss. Maintenance costs are expensed as incurred. As of December 31, 2017 and 2016, the Company had accrued $28 million and $36 million for property and equipment within accounts payable and $34 million and $32 million related to construction retention within other long-term liabilities, respectively.

Property and equipment are generally depreciated over the following estimated useful lives on a straight-line basis:

Buildings and improvements	20 to 40 years
Land improvements	10 to 20 years
Furniture and fixtures	3 to 20 years
Equipment	3 to 15 years

The Company evaluates its property and equipment and other long-lived assets for impairment based on its classification as held for sale or to be held and used. Several criteria must be met before an asset is classified as held for sale, including that management with the appropriate authority commits to a plan to sell the asset at a reasonable price in relation to its fair value and is actively seeking a buyer. For assets held for sale, the Company recognizes the asset at the lower of carrying value or fair market value less costs to sell, as estimated based on comparable asset sales, offers received, or a discounted cash flow model. For assets to be held and used, the Company reviews for impairment whenever indicators of impairment exist. The Company then compares the estimated future cash flows of the asset, on an undiscounted basis, to the carrying value of the asset. If the undiscounted cash flows exceed the carrying value, no impairment is indicated. If the undiscounted cash flows do not exceed the carrying value, then an impairment charge is recorded based on the fair value of the asset, typically measured using a discounted cash flow model. If an asset is still under development, future cash flows include remaining construction costs. All recognized impairment losses, whether for assets held for sale or assets to be held and used, are recorded as operating expenses.

Capitalized interest

Capitalized interest. The interest cost associated with major development and construction projects is capitalized and included in the cost of the project. When no debt is incurred specifically for a project, interest is capitalized on amounts expended on the project using the weighted-average cost of the Company’s outstanding borrowings. Capitalization of interest ceases when the project is substantially complete or development activity is suspended for more than a brief period.

Investments in and advances to unconsolidated affiliates

Investments in and advances to unconsolidated affiliates. The Company has investments in unconsolidated affiliates accounted for under the equity method. Under the equity method, carrying value is adjusted for the Company’s share of the investees’ earnings and losses, amortization of certain basis differences, as well as capital contributions to and distributions from these companies. Distributions in excess of equity method earnings are recognized as a return of investment and recorded as investing cash inflows in the accompanying consolidated statements of cash flows. The Company classifies operating income and losses as well as gains and impairments related to its investments in unconsolidated affiliates as a component of operating income or loss, as the Company’s investments in such unconsolidated affiliates are an extension of the Company’s core business operations.

The Company evaluates its investments in unconsolidated affiliates for impairment whenever events or changes in circumstances indicate that the carrying value of its investment may have experienced an “other-than-temporary” decline in value. If such conditions exist, the Company compares the estimated fair value of the investment to its carrying value to determine if an impairment is indicated and determines whether the impairment is “other-than-temporary” based on its assessment of all relevant factors, including consideration of the Company’s intent and ability to retain its investment. The Company estimates fair value using a discounted cash flow analysis based on estimated future results of the investee and market indicators of terminal year capitalization rates, and a market approach that utilizes business enterprise value multiples based on a range of multiples from the Company’s peer group. See Note 7 and Note 16 for results of the Company’s review of its investment in certain of its unconsolidated affiliates.

Goodwill and other intangible assets

Goodwill and other intangible assets. Goodwill represents the excess of purchase price over fair market value of net assets acquired in business combinations. Goodwill and indefinite-lived intangible assets must be reviewed for impairment at least annually and between annual test dates in certain circumstances. The Company performs its annual impairment tests in the fourth quarter of each fiscal year. No impairments were indicated or recorded as a result of the annual impairment review for goodwill and indefinite-lived intangible assets in 2017 and 2016. An impairment of goodwill related to the MGM China reporting unit was recorded as a result of the annual impairment review in 2015. See Note 8.

Accounting guidance provides entities the option to perform a qualitative assessment of goodwill and indefinite-lived intangible assets (commonly referred to as “step zero”) in order to determine whether further impairment testing is necessary. In performing the step zero analysis the Company considers macroeconomic conditions, industry and market considerations, current and forecasted financial performance, entity-specific events, and changes in the composition or carrying amount of net assets of reporting units for goodwill. In addition, the Company takes into consideration the amount of excess of fair value over carrying value determined in the last quantitative analysis that was performed, as well as the period of time that has passed since the last quantitative analysis. If the step zero analysis indicates that it is more likely than not that the fair value is less than its carrying amount, the entity would proceed to a quantitative analysis.

Under the quantitative analysis, goodwill for relevant reporting units is tested for impairment using a discounted cash flow analysis based on the estimated future results of the Company’s reporting units discounted using market discount rates and market indicators of terminal year capitalization rates, and a market approach that utilizes business enterprise value multiples based on a range of multiples from the Company’s peer group. Effective January 1, 2017, the Company prospectively adopted accounting guidance that simplifies goodwill impairment testing by eliminating the requirement to calculate the implied fair value of goodwill (formerly “Step 2”) in the event that impairment is identified. Instead, an impairment charge is recognized for the amount by which the carrying value exceeds the reporting unit’s fair value, not to exceed the total amount of goodwill allocated to that reporting unit. Under the quantitative analysis, license rights are tested for impairment using a discounted cash flow approach, and trademarks are tested for impairment using the relief-from-royalty method. If the fair value of an indefinite-lived intangible asset is less than its carrying amount, an impairment loss is recognized equal to the difference.

Revenue recognition and promotional allowances

Revenue recognition. The Company’s revenue from contracts with customers consists of casino wagers, hotel room sales, food and beverage transactions, entertainment shows, and retail transactions.

The transaction price for a casino wager is the difference between gaming wins and losses (“net win”). In certain circumstances, the Company offers discounts on markers, which is estimated based upon historical business practice, and recorded as a reduction of casino revenue. Commissions rebated to gaming promoters and VIP players at MGM China are also recorded as a reduction of casino revenue. The Company accounts for casino revenue on a portfolio basis given the similar characteristics of wagers by recognizing net win per gaming day versus on an individual wager basis.

For casino wager contracts that include complimentary goods and services provided by the Company to gaming patrons on a discretionary basis to incentivize gaming, the Company allocates revenue to the good or service delivered based upon stand-alone selling price (“SSP”). Discretionary complimentaries provided by the Company and supplied by third parties are recognized as an operating expense. The Company accounts for complimentaries on a portfolio basis given the similar characteristics of the incentives by recognizing redemption per gaming day.

For casino wager contracts that include incentives earned by customers under the Company’s loyalty programs, the Company allocates a portion of net win based upon the SSP of such incentive (less estimated breakage). This allocation is deferred and recognized as revenue when the customer redeems the incentive. When redeemed, revenue is recognized in the department that provides the goods or service. Redemption of loyalty incentives at third party outlets are deducted from the loyalty liability and amounts owed are paid to the third party, with any discount received recorded as other revenue. Commissions, complimentaries, and other incentives provided to gaming customers were collectively $2.1 billion, $1.8 billion and $1.8 billion for the years ended December 31, 2017, 2016 and 2015, respectively. After allocating revenue to other goods and services provided as part of casino wager contracts, the Company records the residual amount to casino revenue.

The transaction price of rooms, food and beverage, and retail contracts is the net amount collected from the customer for such goods and services. The transaction price for such contracts is recorded as revenue when the good or service is transferred to the customer over their stay at the hotel or when the delivery is made for the food & beverage and retail & other contracts. Sales and usage-based taxes are excluded from revenues. For some arrangements, the Company acts as an agent in that it arranges for another party to transfer goods and services, which primarily include certain of the Company’s entertainment shows as well as customer rooms arranged by online travel agents.

The Company also has other contracts that include multiple goods and services, such as packages that bundle food, beverage, or entertainment offerings with hotel stays and convention services. For such arrangements, the Company allocates revenue to each good or service based on its relative SSP. The Company primarily determines the SSP of rooms, food and beverage, entertainment, and retail goods and services based on the amount that the Company charges when sold separately in similar circumstances to similar customers.

Contract and Contract-Related Liabilities. There may be a difference between the timing of cash receipts from the customer and the recognition of revenue, resulting in a contract or contract-related liability. The Company generally has three types of liabilities related to contracts with customers: (1) outstanding chip liability, which represents the amounts owed in exchange for gaming chips held by a customer, (2) loyalty program obligations, which represents the deferred allocation of revenue relating to loyalty program incentives earned, as discussed above, and (3) customer advances and other, which is primarily funds deposited by customers before gaming play occurs (“casino front money”) and advance payments on goods and services yet to be provided such as advance ticket sales and deposits on rooms and convention space or for unpaid wagers. These liabilities are generally expected to be recognized as revenue within one year of being purchased, earned, or deposited and are recorded within “Other accrued liabilities” on the Company’s consolidated balance sheets.

The following table summarizes the activity related to contract and contract-related liabilities:

	Outstanding Chip Liability		Loyalty Program		Customer Advances and Other
	2017	2016	2017	2016	2017	2016
	(in thousands)
Balance at January 1	$227,538	$282,810	$88,379	$84,365	$437,287	$281,500
Balance at December 31	597,753	227,538	91,119	88,379	539,626	437,287
Increase / (decrease)	370,215	(55,272)	2,740	4,014	102,339	155,787

Reimbursed costs. Costs reimbursed pursuant to management services are recognized as revenue in the period it incurs the costs as this reflects when the Company performs its related performance obligation and is entitled to reimbursement. Reimbursed costs relate primarily to the Company’s management of CityCenter.

Revenue by source. The Company presents the revenue earned disaggregated by the type or nature of the good or service (casino, room, food and beverage, and entertainment, retail and other) and by relevant geographic region within Note 17. Lease revenues earned by the Company from third-parties are classified within the line item corresponding to the type or nature of the tenant’s good or service. Lease revenues include $51 million, $50 million and $51 million recorded within food and beverage revenue for 2017, 2016 and 2015, respectively, and $79 million, $77 million and $72 million recorded within entertainment, retail, and other revenue for the same such periods, respectively.

Advertising

Advertising. The Company expenses advertising costs the first time the advertising takes place. Advertising expense, which is generally included in general and administrative expenses, was $223 million, $171 million and $156 million for 2017, 2016 and 2015, respectively.

Corporate expense

Corporate expense. Corporate expense represents unallocated payroll, aircraft costs, professional fees and various other expenses not directly related to the Company’s casino resort operations. In addition, corporate expense includes the costs associated with the Company’s evaluation and pursuit of new business opportunities, which are expensed as incurred.

Preopening and start-up expenses

Preopening and start-up expenses. Preopening and start-up costs, including organizational costs, are expensed as incurred. Costs classified as preopening and start-up expenses include payroll, outside services, advertising, and other expenses related to new or start-up operations.

Property transactions, net

Property transactions, net. The Company classifies transactions such as write-downs and impairments, demolition costs, and normal gains and losses on the sale of assets as “Property transactions, net.” See Note 16 for a detailed discussion of these amounts.

Redeemable noncontrolling interest

Redeemable noncontrolling interest. In 2015 and 2016, MGM National Harbor issued non-voting economic interests in MGM National Harbor (“Interests”) to noncontrolling interest parties for a total aggregate purchase price of $53 million. The Interests provide for annual preferred distributions by MGM National Harbor to the noncontrolling interest parties based on a percentage of its annual net gaming revenue (as defined in the MGM National Harbor operating agreement). Such distributions are accrued each quarter and are paid 90-days after the end of each fiscal year.

Beginning on December 31, 2019 the noncontrolling interest parties will each have the ability to require MGM National Harbor to purchase all or a portion of their Interests for a purchase price based on a contractually agreed upon formula. Additionally, certain noncontrolling interest parties each have the right to sell back all or a portion of their Interests prior to such date if MGM National Harbor were to guarantee or grant liens to secure any indebtedness of the Company or its affiliates other than the indebtedness of MGM National Harbor.

The Company has recorded the Interests as “Redeemable noncontrolling interests” in the mezzanine section of the accompanying consolidated balance sheets and not stockholders’ equity because their redemption is not exclusively in the Company’s control. Interests were initially accounted for at fair value. Subsequently, the Company recognizes changes in the redemption value as they occur and adjusts the carrying amount of the redeemable noncontrolling interests to equal the maximum redemption value, provided such amount does not fall below the initial carrying value, at the end of each reporting period. The Company records any changes caused by such an adjustment in capital in excess of par value. Additionally, the carrying amount of the redeemable noncontrolling interests is adjusted for accrued annual preferred distributions, with changes caused by such adjustments recorded within net income (loss) attributable to noncontrolling interests.

Income (loss) per share of common stock

Income (loss) per share of common stock. The table below reconciles basic and diluted income (loss) per share of common stock. Diluted net income (loss) attributable to common stockholders includes adjustments for redeemable noncontrolling interests and the potentially dilutive effect on the Company’s equity interests in MGP and MGM China due to shares outstanding under their respective stock compensation plans. Diluted weighted-average common and common equivalent shares include adjustments for potential dilution of share-based awards outstanding under the Company’s stock compensation plan.

	Year Ended December 31,
	2017	2016	2015
Numerator:	(In thousands)
Net income (loss) attributable to MGM Resorts International	$1,952,052	$1,100,408	$(445,515)
Adjustment related to redeemable noncontrolling interests	(18,363)	(28)	—
Net income (loss) available to common stockholders - basic	1,933,689	1,100,380	(445,515)
Potentially dilutive effect due to MGP Omnibus Plan	(90)	(40)	—
Potentially dilutive effect due to MGM China Share Option Plan	(178)	(11)	—
Net income (loss) attributable to common stockholders - diluted	$1,933,421	$1,100,329	$(445,515)
Denominator:
Weighted-average common shares outstanding basic	572,253	568,134	542,873
Potential dilution from share-based awards	6,542	5,183	—
Weighted-average common and common equivalent shares - diluted	578,795	573,317	542,873
Antidilutive share-based awards excluded from the calculation of diluted earnings per share	2,601	4,207	18,276

Currency translation

Currency translation. The Company translates the financial statements of foreign subsidiaries that are not denominated in U.S. dollars. Balance sheet accounts are translated at the exchange rate in effect at each balance sheet date. Income statement accounts are translated at the average rate of exchange prevailing during the period. Translation adjustments resulting from this process are recorded to other comprehensive income (loss).

Accumulated other comprehensive income (loss)

Accumulated other comprehensive income (loss). Comprehensive income (loss) includes net income (loss) and all other non-stockholder changes in equity, or other comprehensive income (loss). Elements of the Company’s accumulated other comprehensive income are reported in the accompanying consolidated statements of stockholders’ equity. Amounts reported in accumulated other comprehensive income related to cash flow hedges will be reclassified to interest expense as interest payments are made on our variable-rate debt. The following table summarizes the changes in the accumulated balance of other comprehensive income:

	Currency Translation Adjustments	Cash Flow Hedges	Other	Total
	(In thousands)
Balance, January 1, 2016	$14,022	$—	$—	$14,022
Other comprehensive income (loss) before reclassifications	(2,680)	1,521	1,074	(85)
Amounts reclassified from accumulated other comprehensive income to interest expense	—	358	—	358
Other comprehensive income (loss), net of tax	(2,680)	1,879	1,074	273
Other comprehensive income (loss) attributable to noncontrolling interest	1,203	(445)	—	758
Balance, December 31, 2016	12,545	1,434	1,074	15,053
Other comprehensive income (loss) before reclassifications	(43,188)	(1,221)	98	(44,311)
Amounts reclassified from accumulated other comprehensive income (loss) to interest expense	—	9,216	—	9,216
Other comprehensive income (loss), net of tax	(43,188)	7,995	98	(35,095)
Other comprehensive income (loss) attributable to noncontrolling interest	19,193	(2,761)	—	16,432
Balance, December 31, 2017	$(11,450)	$6,668	$1,172	$(3,610)

Recently issued accounting standards

Recently issued accounting standards. In May 2014, the FASB issued ASC 606, “Revenue from Contracts with Customers (Topic 606)” which outlines a new, single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. Under the standard, revenue is recognized when a customer obtains control of promised goods or services in an amount that reflects the consideration the entity expects to receive in exchange for those goods and services.

The Company adopted ASC 606 on a full retrospective basis effective January 1, 2018. The most significant impacts of adoption of the new accounting pronouncement were as follows:

•

Promotional Allowances: The Company no longer recognizes revenues for goods and services provided to customers for free as an inducement to gamble as gross revenue with a corresponding offset to promotional allowances to arrive at net revenues, and accordingly the promotional allowances line item has been removed. The majority of such amounts previously included in promotional allowances now offset casino revenues based on an allocation of revenues to performance obligations using stand-alone selling price. This change resulted in a reclassification of revenue between revenue line items;

•

Loyalty Accounting: As discussed within Revenue Recognition above, the outstanding performance obligations of the loyalty program liability are now recognized at retail value of such benefits owed to the customer (less estimated breakage). This change resulted in a decrease to retained earnings as of January 1, 2015 of $29 million, net of tax of $15 million, with a corresponding increase primarily to other accrued liabilities, as a result of the initial application of the standard and did not have a significant impact to other balance sheet accounts or earnings;

•

Gaming Promoter Commission: Commissions paid to gaming promoters under MGM China’s incentive program are now fully reflected as a reduction in casino revenue. This change resulted in a decrease in casino expense and a corresponding decrease in casino revenue;

•

Gross versus Net Presentation: Mandatory service charges on food and beverage and wide area progressive operator fees are recorded gross, that is, the amount received from the customer has been recorded as revenue with the corresponding amount paid as an expense. These changes resulted in an increase in revenue with a corresponding increase in expense;

•

Estimated Cost of Promotional Allowances: The Company no longer reclassifies the estimated cost of complimentaries provided to the gaming patron from other expense line items to the casino expense line item. This change resulted in a reclassification between expense line items.

These changes, and other less significant adjustments that were required upon adoption, did not have an aggregate material impact on operating income, net income, or cash flows. The following tables show the increase/(decrease) to our 2017 quarterly and full-year 2017, 2016, and 2015 income statement line items as follows:

	Three Months Ended				Twelve Months Ended
	Dec 31, 2017	Sep 30, 2017	June 30, 2017	Mar 31, 2017	Dec 31, 2017	Dec 31, 2016	Dec 31, 2015
	Increase/(decrease)
Revenues	(in thousands)
Casino	$(241,045)	$(260,644)	$(232,305)	$(233,915)	$(967,909)	$(828,364)	$(782,222)
Rooms	(2,987)	8,518	(715)	(3,455)	1,361	(20,814)	(42,152)
Food and beverage	16,296	21,967	18,552	24,867	81,682	87,895	72,990
Entertainment, retail, and other	(1,204)	(2,867)	(3,328)	(1,169)	(8,568)	(9,142)	(10,867)
	(228,940)	(233,026)	(217,796)	(213,672)	(893,434)	(770,425)	(762,251)
Promotional allowances	229,297	236,460	228,193	223,059	917,009	793,571	751,773
	357	3,434	10,397	9,387	23,575	23,146	(10,478)
Expenses
Casino	(147,081)	(147,144)	(135,898)	(137,660)	(567,783)	(504,561)	(519,569)
Rooms	37,260	35,370	34,381	33,833	140,844	121,551	113,560
Food and beverage	100,043	104,786	101,516	103,317	409,662	367,166	353,364
Entertainment, retail, and other	10,220	11,779	11,676	10,718	44,393	41,401	39,306
General and administrative	(68)	(111)	(114)	(47)	(340)	(83)	9
Corporate expense	(2)	—	40	(41)	(3)	(69)	(71)
	372	4,680	11,601	10,120	26,773	25,405	(13,401)
Income from unconsolidated affiliates	25	89	56	63	233	671	471
Operating income (loss)	10	(1,157)	(1,148)	(670)	(2,965)	(1,588)	3,394

Income (loss) before income taxes	10	(1,157)	(1,148)	(670)	(2,965)	(1,588)	3,394
Benefit (provision) for income taxes	(6,310)	405	401	235	(5,269)	556	(1,189)
Net income (loss)	(6,300)	(752)	(747)	(435)	(8,234)	(1,032)	2,205
Net income (loss) attributable to MGM Resorts International	(6,300)	(752)	(747)	(435)	(8,234)	(1,032)	2,205
Net income (loss) per share of common stock attributable to MGM Resorts International
Basic	$(0.01)	$—	$(0.01)	$—	$(0.01)	$—	$—
Diluted	$(0.01)	$—	$—	$—	$(0.01)	$—	$—

In February 2016, the FASB issued ASU No. 2016-02, “Leases (Topic 842),” (“ASU 2016-02”), which replaces the existing guidance in Accounting Standards Codification (“ASC”) 840, “Leases.” ASU 2016-02 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2018. ASU 2016-02 requires a dual approach for lessee accounting under which a lessee would account for leases as finance leases or operating leases. Both finance leases and operating leases will result in the lessee recognizing a right-of-use (“ROU”) asset and a corresponding lease liability. For finance leases, the lessee would recognize interest expense and amortization of the ROU asset and for operating leases the lessee would recognize a straight-line total lease expense. The Company is currently assessing the impact the adoption of ASU 2016-02 will have on its consolidated financial statements and footnote disclosures.

In August 2016, the FASB issued ASU No. 2016-15, “Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (a consensus of the Emerging Issues Task Force),” (“ASU 2016-15”), effective for fiscal years beginning after December 15, 2017. ASU 2016-15 amends the guidance of ASC 230 on the classification of certain cash receipts and payments in the statement of cash flows. The primary purpose of ASU 2016-15 is to reduce the diversity in practice that has resulted from the lack of consistent principles, specifically clarifying the guidance on eight cash flow issues. The adoption of ASU 2016-15 did not have a material effect on the Company’s consolidated financial statements and footnote disclosures.

In January 2017, the Company adopted ASU No. 2016-09, “Compensation – Stock Compensation (Topic 718),” (“ASU 2016-09”). ASU 2016-09 simplifies the accounting for share-based payment transactions, including the income tax consequences, accounting for forfeitures, classification of awards as either equity or liabilities, and classification on the statement of cash flows. ASU 2016-09 has separate transition guidance for each element of the new standard. The adoption of ASU 2016-09 did not have a material effect on the Company’s consolidated financial statements and footnote disclosures.

In January 2017, the Company adopted ASU No. 2016-17, “Consolidation (Topic 810): Interests Held Through Related Parties that are Under Common Control,” (“ASU 2016-17”). The amendments affect the evaluation of whether to consolidate a VIE in certain situations involving entities under common control. Specifically, the amendments change the evaluation of whether an entity is the primary beneficiary of a VIE for an entity that is a single decision-maker of a variable interest by changing how an entity treats indirect interests in the VIE held through related parties that are under common control with the reporting entity. The guidance in ASU 2016-17 must be applied retrospectively to all relevant periods. The adoption of ASU 2016-17 did not have a material effect on the Company’s consolidated financial statements and footnote disclosures.

In January 2017, the Company early adopted ASU No. 2017-04, “Intangibles – Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment” (“ASU 2017-04”). ASU 2017-04 simplifies the subsequent measurement of goodwill by eliminating step two from the goodwill impairment test. Under the amended guidance, the Company will perform its annual goodwill impairment tests (and interim tests if any are determined to be necessary) by comparing the fair value of its reporting units with their carrying value, and an impairment charge, if any, will be recognized for the amount by which the carrying value exceeds the reporting unit’s fair value, not to exceed the total amount of goodwill allocated to that reporting unit. The adoption of ASU 2017-04 did not have a material effect on the Company’s consolidated financial statements and footnote disclosures.